MANITEX INTERNATIONAL, INC. (NASDAQ: MNTX) Corporate Presentation June 2018 Exhibit 99.1

Safe Harbor Statement under the U.S. Private Securities Litigation Reform Act of 1995: This presentation contains statements that are forward-looking in nature which express the beliefs and expectations of management including statements regarding the Company’s expected results of operations or liquidity; statements concerning projections, predictions, expectations, estimates or forecasts as to our business, financial and operational results and future economic performance; and statements of management’s goals and objectives and other similar expressions concerning matters that are not historical facts. In some cases, you can identify forward-looking statements by terminology such as “anticipate,” “estimate,” “plan,” “project,” “continuing,” “ongoing,” “expect,” “we believe,” “we intend,” “may,” “will,” “should,” “could,” and similar expressions. Such statements are based on current plans, estimates and expectations and involve a number of known and unknown risks, uncertainties and other factors that could cause the Company's future results, performance or achievements to differ significantly from the results, performance or achievements expressed or implied by such forward-looking statements. These factors and additional information are discussed in the Company's filings with the Securities and Exchange Commission and statements in this presentation should be evaluated in light of these important factors. Although we believe that these statements are based upon reasonable assumptions, we cannot guarantee future results. Forward-looking statements speak only as of the date on which they are made, and the Company undertakes no obligation to update publicly or revise any forward-looking statement, whether as a result of new information, future developments or otherwise. Non-GAAP Measures: Manitex International from time to time refers to various non-GAAP (generally accepted accounting principles) financial measures in this presentation. Manitex believes that this information is useful to understanding its operating results without the impact of special items. See Manitex’s Q4 2017 earnings release on the Investor Relations section of our website www.manitexinternational.com for a description and/or reconciliation of these measures. FORWARD-LOOKING STATEMENT & NON-GAAP MEASURES NASDAQ : MNTX

Why We are Here Today-Investment Considerations IMPROVING OUTLOOK in 2018 as market continues to strengthen: 2018 first quarter sales of $56.7 million and backlog as of 3/31/18 of $88 million an increase of 42.8% from 12/31/2017 Production is expected to steadily increase along with revenues, margins, and EBITDA throughout 2018 Guidance for revenues of $60M-$65 million for second quarter and EBITDA margin to end year at 10% DELEVERAGING strategy includes divestitures, portfolio adjustments and new equity partner-Tadano Ltd Steady increase in MARKET SHARE in straight-mast cranes last 5 years; potential to take market share for knuckle boom cranes via PM Q1’18 straight-mast industry orders of 437 units shows continued growth (vs 406 Q4’17) Manitex gained 3 percentage points of market share in 2017 versus 2016 and 15 percentage points in 2017 versus 2012; Manitex market share continues to climb thus far in 2018 PM has less than 3% market share in North America, a market that is 20x the size of the North American straight-mast market Last cyclical peak for PM and Manitex was OVER $350M in net sales and approximately $45 million in EBITDA; potential EARNINGS POWER now exceeds prior peak level; product mix has changed the margin profile away from low-margin materials handling businesses to primarily crane businesses NASDAQ : MNTX3

Recent Headlines- New Orders, Dealer Additions, New Products NASDAQ : MNTX4 May 24, 2018, Manitex International, Inc. Announces $32.7 Million Equity Investment by Tadano, Ltd. March 19, 2018, Manitex International, Inc. Announces the Appointment of Versalift East LLC. as a Distributor of Manitex Knuckle Boom and Aerial Lift products January 18, 2018, Manitex International Announces $6.3 Million Order to Cropac for 42 Straight Mast Cranes December 5, 2017, Manitex International Welcomes Cobalt Truck Equipment the PM Knuckle Boom Dealer Network November 17, 2017, Manitex International Welcomes Fallsway Equipment Company as PM Knuckle Boom and Trolley Boom Unloader dealer October 30, 2017, Manitex International Welcomes Tampa Crane & Body as Knuckle Boom Distributor, FL October 18, 2017, Manitex International, Inc. Expands North American Product Line with A62, trolley boom loader, and other new products ($20M in incremental 2018 sales potential) October 4, 2017, Manitex International, Inc. Announces $12 Million New Crane Order Taken at ICUEE

Tadano Investment-May 2018 NASDAQ : MNTX5 Approximately 2.9M shares of MNTX @ 11.19/share for $32.7 million; Tadano owns 14.9% of Manitex Tadano names Ingo Schiller, President and Chief Executive Officer of Tadano America Corporation to the Manitex Board of Directors Tadano, with over $1.7 billion in global annual sales, and more than 3,300 employees, is one of the premier crane companies in the world with a global dealer and distribution network Prior to the transaction Tadano had NO knuckle-boom crane in its product portfolio With proceeds, Manitex will pay down debt, procure the necessary components and assemblies to keep up with its growing backlog, and allocate the proper resources to integrate PM Group and accelerate market penetration and margin expansion

Debt Table-Post Tadano Transaction-pro-forma, 5/31/18* NASDAQ : MNTX USD millions PM/Valla (Non-Recourse) Manitex Total Working capital borrowings* 17.5 0.0 17.5 Bank term debt 28.0 0.0 28.0 Capital leases - 6.6 6.6 Convertible notes 21.4 21.4 Other notes - 0.2 0.2 Total debt $45.5 $28.2 $73.7 Cash on hand* $18.3 $18.3 Net debt $55.4 *Proceeds of Tadano Transaction reduced 3/31 Balance Sheet NET Debt from $91.1M to $57.0M; 1.1 M shares of ASV still Held and $25M in credit line still available

MANITEX INTERNATIONAL: OVERVIEW Manitex International is a leading provider of straight-mast and knuckle boom cranes and other specialized equipment for niche industrial applications; Manitex has its assembly facilities located in North America and Europe and products are sold through independent dealers, worldwide. NASDAQ : MNTX

Our Primary Products- Straight-mast and Knuckle Boom Cranes NASDAQ : MNTX

Knuckle Booms vs. Straight-mast Cranes Knuckle booms—PM Cranes End-Markets: Construction, logistics, utility, energy, military, rail Lifting Capacity: 1 – 80 US tons (1-250 T-M) Estimated 2017 Unit Volume (market): 50,000 Features: Material carrying capability, ease of use, broad market usage NASDAQ : MNTX9 Straight Mast—Manitex Cranes End Markets: Construction, utility, energy, rental, mining, advertising, railroad Lifting Capacity: 17 – 70 US tons Estimated 2017 Unit Volume (market): 2,000 Features: High lifting range, diverse end-market applications

Sales Increase and Margin Expansion in 2018 and Beyond Sales: Crane backlog growth should add gradually to Manitex International sales into 2018 Peak level for remaining businesses* was > $350M (and EBITDA of approx. $45M) * Remaining businesses = Manitex, C&M, Badger, Sabre, Valla, PM and O&S Margin Profile Improves in 2018 from non-crane divestitures with <4% EBITDA margin: Sales reduction $90M EBITDA reduction $4M Over $15 million in cost reductions achieved through sourcing and operating efficiency initiatives 2015-2017; additional efficiencies planned for 2018 10%-Plus EBITDA margin goal with continued crane market recovery and execution NASDAQ : MNTX10

LIFTING EQUIPMENT MARKET OVERVIEW – STRAIGHT MAST Approximate 15 ppt market share gain over past 5 years while more broadly diversifying tonnage penetration; Manitex market share increasing in 2018 Important new products within the past 24 months in the 20, 22, 30, and 40 ton classes Increased penetration of 40, 45 and 50 ton cranes with aerial work platforms for utility, telecom and wind construction/maintenance NASDAQ : MNTX Industry orders strengthened in 4Q’17 and early-2018 due to used equipment market normalization and strength in the construction, utility, and energy sectors. Manitex industry forecast for 2018 is 1600 units vs. 956 in 2017 Order activity in 2017 54% for cranes over 30 tons and 45% for cranes less than 30 tons Boom truck cranes less expensive than R/T and A/T cranes Manitex Straight Mast Peak Sales was $130M in 2014

THE KNUCKLE BOOM MARKET $2.3 Billion Globally (Management Estimates) North American Knuckle Boom market is growing Large Market of $2.3 BN far exceeds the size of the straight-mast boom truck market (global) PM has a geographically diverse customer base Opportunity to increase PM Group’s No. American market presence through Manitex’s distribution network $400 North America Knuckle boom Market Worldwide Sales (US$, millions) Western Europe Eastern Europe North America South America Rest of World $13 North America $24 PM Group TTM Revenues (US$, millions) NASDAQ : MNTX $15 Principal Industry Participants PM Peak sales of $150 Million in 2008

REPLACEMENTS PARTS&SERVICE Consistent recurring revenue stream throughout the cycle Typically generates 10%-20% of net sales in a quarter/year Typically carry 2x gross margin of core equipment business Spares relate to swing drives, rotating components, & booms among others, many of which are proprietary Serve additional brands Service team for crane equipment Automated proprietary system implemented in principal operations NASDAQ : MNTX

OPERATING COMPANIES

Products, End Market, Drivers



Manitex	▪ Straight-mast boomtrucks and cranes ▪ Sign cranes ▪ Parts	▪ Power transmission ▪ Industrial projects ▪ Infrastructure development	▪ Strong end market demand for specialized, competitively differentiated products for oil, gas, and energy sectors ▪ Product development
PM OIL & STEEL AERIAL PLATFORMS	▪ Knuckle boom cranes ▪ Truck-mounted Aerial Platforms	▪ Construction ▪ Infrastructure ▪ Utilities	▪ Growing acceptance of knucklebooms in North American markets ▪ Oil and gas exploration creating demand ▪ Product development
MANITEX SABRE	▪ Specialized equipment for liquid storage & containment ▪ 8,000-21,000 gallon capacities	▪ Energy ▪ Petrochemical ▪ Waste management	▪ Reputation for quality & innovation ▪ Serves a market of over $1B annually
Valla MANITEX	▪ Precision pick & carry cranes	▪ Automotive ▪ Chemical / petrochemical ▪ Infrastructure development ▪ Aerospace ▪ Construction	▪ Strong end market demand for specialized, competitively differentiated products ▪ Environmental (electric) or hazardous (spark free) developments ▪ Product development
BADGER EQUIPMENT COMPANY	▪ Rough terrain cranes ▪ Specialized construction equipment ▪ Parts	▪ Railroad ▪ Construction ▪ Refineries ▪ Municipality	▪ Equipment replacement cycle in small tonnage flexible cranes for refinery market ▪ More efficient product offering across end markets

NASDAQ : MNTX
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EXPERIENCED MANAGEMENT TEAM David Langevin, Chairman & CEO 20+ years principally with Terex Steve Kiefer, President & COO 25+ years principally with Eaton Corp. and Hendrickson International Sherman Jung, Vice President of Financial Reporting 20+ years in financial operations and SEC Reporting Scott Rolston, SVP Strategic Planning 30+ years principally with Manitex and Manitowoc Jim Peterson, Executive Vice President, Operations 35+ years in manufacturing operations Luigi Fucili, CEO PM Group 10+ years principally with PM Group NASDAQ : MNTX

MANITEX INTERNATIONAL, INC. FINANCIAL OVERVIEW June 2018

FINANCIAL SUMMARY SNAPSHOT Key Statistics $000, except % as adjusted 2017 2013** 2012** Revenues $213,112 $245,072 $205,249 Gross Margin (%) 17.3% 19.0% 19.7% Adjusted EBITDA $13,765 $21,483 $17,957 Adj. EBITDA Margin (%) 6.5% 8.8% 8.7% Adjusted Net income $3,278 $10,178 $8,077 Backlog $62,192 $77,281 $130,352 *Does not include the Tadano shares per May 2018 filings **Reported results, prior to ASV and PM transactions Stock Price (5/31/18) $11.64 /share Market Cap (5/31/18) $227 M Total Ent. Value (5/31/18) $276 M Ticker / Exchange MNTX/NasdaqCM Basic Shares (3/31/18)* 16.6 M Diluted Shares (3/31/18)* 16.6 M Total NET Debt (3/31/18) $ 91.1 M Capitalization NASDAQ : MNTX

INCOME STATEMENT SUMMARY NASDAQ : MNTX16 *Non-GAAP Reconciliations in PR dated May 9, 2018, and as filed with SEC Quarter Ended March 31, ($000) 2018 2017 Net Sales $56,675 $40,119 Cost of goods sold 45,575 32,727 Gross Profit 11,100 7,392 Gross Margin 19.5% 18.4% Research and Development 652 687 Selling, General and Administrative expense 9,986 8,941 Operating income (loss) 462 (2,236) Other expense (income) Interest expense (1,553) (1,208) Other income (expense) (473) 190 Total other expense (1,839) (1,018) Net Income (loss) continuing op’s attributable to shareholders (1,485) (3,174) Adjusted Net Income* 788 (2,323) Adjusted EBITDA* 3,697 306 Adjusted EBITDA* % of sales 6.5% 0.8%

BALANCE SHEET SUMMARY NASDAQ : MNTX 17 (in thousands $) March 31, 2018 December 31, 2017 Current Assets 130,361 110,322 Property Plant & Equipment 21,898 22,038 Goodwill and other Intangible Assets 75,206 74,583 Other Long Term Assets 3,312 18,245 Long Term Discontinued Total Assets 230,777 $ 225,188 Current Liabilities 84,955 79,428 Long term Debt 67,312 66,377 Other Long term liabilities 8,438 8,568 Total Liabilities 160,705 154,343 Stockholders’ equity-Manitex International 70,072 70,845 Liabilities and stockholders’ equity 230,777 $ 225,188

MANITEX INTERNATIONAL, INC. (NASDAQ: MNTX) May 2018 David Langevin,CEO 708-237-2060 dlangevin@manitex.com Peter Seltzberg, IR Darrow Associates, Inc. 516-419-9915 pseltzberg@darrowir.com